UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2005

US Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26190	84-1213501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

 (Address of principal executive offices including zip code)

(832) 601-8766

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

On July 15, 2005, the sole stockholder of US Oncology, Inc. (“US Oncology”) elected James E. Dalton, Jr. to US Oncology’s Board of Directors by unanimous written consent.  Mr. Dalton has been appointed to serve on the Board’s audit committee.  On the same date, Mr. Dalton was elected to the Board of Directors of US Oncology Holdings, Inc. (“Holdings”), the parent company of US Oncology, and appointed to serve on Holdings’ audit committee.  Mr. Dalton perviously served as a director of US Oncology from 1998 until August 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2005	By:	/s/ Phillip H. Watts
Phillip H. Watts
General Counsel and Secretary